Exhibit 10.4

Loan No. 105706

SECOND MODIFICATION AGREEMENT

Secured Loan

THIS SECOND MODIFICATION AGREEMENT (“Agreement”) dated August 31, 2010 is entered into by and between and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Administrative Agent”), in its capacity as administrative agent for the benefit for the Lenders (each, a “Lender” and collectively, the “Lenders”) from time to time a party to the Loan Agreement (defined below), and SUNRISE MONTEREY SENIOR LIVING, LP, a Delaware limited partnership (“Borrower”).

R E C I T A L S

A.	Pursuant to the terms of that certain Building Loan Agreement dated April 10, 2008, as modified by that certain Modification Agreement (Secured Loan) (“First Modification”) dated February 10, 2010 (collectively “Loan Agreement”) among Borrower, Administrative Agent and the Lenders, Administrative Agent made a loan to Borrower in the original principal amount of THIRTY-SEVEN MILLION EIGHT HUNDRED TWENTY-ONE THOUSAND AND NO/100THS DOLLARS ($37,821,000.00) (“Loan”). The Loan is evidenced by that certain Amended and Restated Promissory Note Secured by Deed of Trust, executed by Borrower in favor of Administrative Agent, in the original principal amount of the Loan (“Note”), and is further evidenced by the documents described in the Loan Agreement as “Loan Documents” and “Other Related Documents”. The Note is secured by, among other things, that certain Construction Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing dated April 10, 2008, executed by Borrower, as trustor, to American Securities Company, a California corporation, as trustee, in favor of Administrative Agent, as beneficiary, and recorded April 14, 2008, as Document No. 2008023055, in the Official Records of Monterey County, California (the “Official Records”), as modified by that certain First Amendment to Construction Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing by and between Administrative Agent and Borrower, dated February 10, 2010 and recorded February 16, 2010, as Document No. 2010008743, in the Official Records (together, as the same have been or may be amended, modified or supplemented from time to time, “Deed of Trust”).

B.

As of the date hereof, THIRTY-SIX MILLION TWENTY-ONE THOUSAND TWO HUNDRED FOUR AND 67/100THS DOLLARS ($36,021,204.67) of Loan principal is outstanding under the Note, with ONE MILLION SEVEN HUNDRED NINETY-NINE THOUSAND SEVEN HUNDRED NINETY-FIVE AND  33/100THS DOLLARS ($1,799,795.33) of Loan principal remaining as undisbursed Loan principal (the “Undisbursed Amount”).

C.	The Note, Deed of Trust, Loan Agreement, this Agreement, the other documents described in the Loan Agreement as Loan Documents, together with all modifications and amendments thereto and any document required hereunder, are collectively referred to herein as the “Loan Documents”.

D.	Borrower has requested, and Administrative Agent is willing to make certain modifications to the Loan, subject to the timely fulfillment of certain conditions.

E.	In connection with the First Modification, the Loan was placed into a pool with that certain loan (the “Pasadena/Pleasanton Loan”) given by Administrative Agent to Sunrise Pasadena CA Senior Living, LLC, a California limited liability company and an affiliate of Borrower (“Sunrise Pasadena”), and to Sunrise Pleasanton CA Senior Living, LP, a Delaware limited partnership and an affiliate of Borrower (“Sunrise Pleasanton” and together with Sunrise Pasadena, “Pasadena/Pleasanton Borrower”) evidenced by, among other things, that certain Loan Agreement dated September 28, 2007 by and between Pasadena/Pleasanton Borrower and Administrative Agent, as lender thereunder (as amended, supplemented or modified from time to time, the “Pasadena/Pleasanton Loan Agreement”). As a result of the pooling of these two loans, each of Borrower and Pasadena/Pleasanton Borrower, among other things, provided certain assurances and security to Administrative Agent for the others’ performance of their respective obligations to Administrative Agent.

F.	By this Agreement, Borrower and Administrative Agent intend to modify and amend certain terms and provisions of the Loan Documents.

Loan No. 105706

NOW, THEREFORE, Borrower and Administrative Agent agree as follows:

1.	CONDITIONS PRECEDENT. The following are conditions precedent to Administrative Agent’s obligations under this Agreement, which conditions have been met as of or before the date hereof:

1.1	Receipt and approval by Administrative Agent of (i) a date down to Title Policy No. NCS-341076-DC72 dated April 14, 2008, as the same has been modified or supplemented, issued by First American Title Insurance Company (“Title Company”); and (ii) assurance acceptable to Administrative Agent, without deletion or exception other than those expressly approved by Administrative Agent in writing, that the priority and validity of the Deed of Trust has not been and will not be impaired by this Agreement or the transactions contemplated hereby;

1.2	Receipt by Administrative Agent of the executed originals of (i) this Agreement; (ii) a Second Amendment to the Deed of Trust (the “Second DoT Amendment”); and (iii) any and all other documents and agreements which are required by this Agreement or by any other Loan Document, each in form and content acceptable to Administrative Agent;

1.3	Recordation in the Official Records of (i) the Second DoT Amendment, and (ii) any other documents which are reasonably required by Administrative Agent to be recorded in connection with this Agreement;

1.4	Reimbursement to Administrative Agent by Borrower of Administrative Agent’s actual costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, title insurance costs, recording fees, reasonable attorneys’ fees, engineers’ and inspection fees and documentation costs and charges, whether such services are furnished by Administrative Agent’s employees or agents or by independent contractors;

1.5	The representations and warranties contained in this Agreement are true and correct;

1.6	The payment to Administrative Agent of FIFTEEN MILLION AND NO/100THS DOLLARS ($15,000,000.00), which amount shall be applied against the outstanding principal amount owing in connection with the Loan, and which principal balance reduction shall reduce Administrative Agent’s commitment by a like amount;

1.7	All payments due and owing to Administrative Agent under the Loan Documents have been paid current as of the effective date of this Agreement;

1.8	The payment to Administrative Agent of an extension fee, in an amount totaling THIRTY-FIVE THOUSAND AND NO/100THS DOLLARS ($35,000.00), in connection with the modification of both of (i) the Loan and (ii) the Pasadena/Pleasanton Loan; and

1.9	All the conditions in Section 1 of the Second Modification Agreement for the Pasadena/Pleasanton Loan have been satisfied.

2.	REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that no Default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents (as modified by this Agreement) and that all representations and warranties herein and in the other Loan Documents, which representations and warranties are expressly incorporated herein by this reference as if set forth in their entirety in this Agreement, are true and correct as of the date hereof, which representations and warranties shall survive execution of this Agreement.

3.	MODIFICATION OF LOAN DOCUMENTS GENERALLY. The Loan Documents are hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Loan Documents:

3.1	The “Maturity Date” of the Loan shall be June 1, 2013. All sums actually owing on the Loan, including but not limited to all outstanding principal, accrued and unpaid interest, outstanding late charges, unpaid fees, and all other amounts and obligations outstanding under the Amended and Restated Note (as defined below) and the other Loan Documents, shall be due and payable no later than the Maturity Date.

Loan No. 105706

3.2

The Undisbursed Amount is hereby cancelled and consequently, with the payment of Loan principal referenced in Section 1.6 of this Modification, the maximum principal sum Administrative Agent agrees to lend to Borrower and Borrower agrees to borrow from Administrative Agent shall be reduced from THIRTY-SEVEN MILLION EIGHT HUNDRED TWENTY-ONE THOUSAND AND NO/100THS DOLLARS ($37,821,000.00) to TWENTY-ONE MILLION TWENTY-ONE THOUSAND TWO HUNDRED FOUR AND  67/100THS DOLLARS ($21,021,204.67).

3.3	Simultaneously with the execution of this Agreement, Borrower has executed and delivered that certain Second Amended and Restated Promissory Note Secured by Deed of Trust (“Amended and Restated Note”), in the form of Exhibit A attached hereto and dated as of even date herewith. The Note is hereby replaced by the Amended and Restated Note and shall be effective as of the date hereof. The terms, covenants and conditions of the Amended and Restated Note shall supersede the Note, and all references to the Note or Notes in the Loan Documents are hereby amended to mean the Amended and Restated Note.

3.4	Administrative Agent hereby releases Sunrise Senior Living, Inc., a Delaware corporation and “Guarantor” under the Loan Agreement, from its obligations under that certain Repayment Guaranty (Secured Loan) executed by Guarantor in favor of Administrative Agent, dated April 10, 2008 and modified by that certain Amendment to and Reaffirmation of Repayment Guaranty (Secured Loan) by and between Guarantor and Administrative Agent dated February 10, 2010 (collectively, the “Repayment Guaranty”). As of the date hereof, the Repayment Guaranty is null and void. Further, the Repayment Guaranty shall no longer be considered an “Other Related Document”.

4.	MODIFICATION OF LOAN AGREEMENT. The Loan Agreement is hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Loan Agreement:

4.1	The definitions of “Applicable LIBO Rate” and “Permitted Operating Expenses”, set forth in Section 1.1 of the Loan Agreement, are hereby deleted in their entirety and replaced with the following:

“‘Applicable LIBO Rate’ – means

(i) for the First Extension Period (defined below), the rate of interest, rounded upward to the nearest whole multiple of one-hundredth of one percent (0.01%), equal to the sum of: (a) three percent (3.0%) plus (b) the LIBO Rate, which rate is divided by one (1.00) minus the Reserve Percentage:

Applicable LIBO Rate = 3.0% +	LIBO RATE
(1- Reserve Percentage)

and

(ii) for the Second Extension Period (defined below), the rate of interest, rounded upward to the nearest whole multiple of one-hundredth of one percent (0.01%), equal to the sum of: (a) four percent (4.0%) plus (b) the LIBO Rate, which rate is divided by one (1.00) minus the Reserve Percentage:

Applicable LIBO Rate = 4.0% +	LIBO RATE
(1- Reserve Percentage)”

“‘Permitted Operating Expenses’ shall mean the following expenses: (i) taxes and assessments imposed upon the Property and Improvements (both actual and those that are customarily accrued) to the extent that such taxes and assessments are required to be paid by Borrower and are actually paid or reserved for by Borrower; (ii) bond assessments (on an accrued basis); (iii) contributions to any cash reserve necessary to bring any and all cash reserves held in connection with the Property or the Improvements to be equal to or greater than Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) in the aggregate at all times during the Loan, which may be used to fund operating deficits; (iv) an annual contribution, to be made each fiscal year during the remaining term of the Loan, to an FF&E reserve in the amount of Five Hundred and  XX/100 Dollars ($500) per unit at the

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Facility, which may be used to fund FF&E expenses (v) insurance premiums for casualty insurance (including, without limitation, earthquake) and liability insurance carried in connection with the Property and Improvements (each on an accrued basis), provided, however, if any, insurance is maintained as part of a blanket policy covering the Property and Improvements and other properties, the insurance premium included in this subparagraph shall be the premium fairly allocable to the Property and Improvements; and (vi) operating expenses incurred by Borrower for the management, operation, cleaning, leasing, maintenance and repair of the Property and Improvements (both actual and those that are customarily accrued); provided, however, that Borrower shall not pay a management fee in excess of five percent (5%) of Gross Revenues (provided that Borrower may pay a management fee equal to five percent (5%) of Gross Revenues regardless of whether a Default is continuing). Nothing contained in the foregoing sentence is intended to limit or waive, nor shall it be deemed in any way to limit or waive, any of Lender’s right or remedies under the Loan Documents or otherwise. Permitted Operating Expenses shall not include (1) any payment or expense to which the Borrower was or is to be reimbursed for costs from proceeds of insurance, eminent domain, or any source other than Gross Revenues; (2) debt service payments made under the Loan, and (3) any non-cash expense item such as depreciation or amortization, as such terms are used for accounting or federal income tax purposes.”

4.2	The definition of “LTV Ratio”, set forth in Section 1.1 of the Loan Agreement, is hereby deleted in its entirety.

4.3	The following definitions are hereby added to Section 1.1 of the Loan Agreement:

“‘First Extension Period’ – means the period of the term of the Loan beginning as of the date of this Agreement and ending on May 31, 2012.”

“‘Second Extension Period’ – means the period of the term of the Loan beginning on June 1, 2012 and ending on the Maturity Date.”

4.4	Section 2.6(e) of the Loan Agreement is hereby amended by adding the following to the end of such section:

“Notwithstanding anything contained in this Section 2.6(e) or elsewhere in the Loan Documents to the contrary, in no event shall the interest rate on the outstanding principal balance of the Loan, or any portion thereof, be less than (a) for the First Extensions Period, 3.5% per annum, based on a 360-day year and charged on the basis of actual days elapsed (the ‘First Minimum Rate’) and (b) for the Second Extension Period, 4.5% per annum, based on a 360-day year and charged on the basis of actual days elapsed (the ‘Second Minimum Rate’, with the First Minimum Rate or the Second Minimum Rate being referred to hereinafter, as applicable, as the ‘Minimum Rate’).”

4.5	Section 2.11 of the Loan Agreement is hereby deleted in its entirety.

4.6	Section 9.5 (Income to Be Applied to Debt Service) of the Loan Agreement is hereby deleted in its entirety.

4.7	Section 9.15 (Performance Test) of the Loan Agreement is hereby deleted in its entirety.

4.8	Section 9.16 (Yield/Constant Carried) of the Loan Agreement is hereby deleted in its entirety.

4.9	The following is hereby added to the Loan Agreement as Section 9.17 of the Loan Agreement:

“As of the date hereof, the following shall apply:

(i.)	Borrower shall deliver to Administrative Agent on the twenty-fifth (25th) day of each calendar month an ‘Operating Statement’ which shows in detail the amounts and sources of Gross Revenues received by or on behalf of Borrower and the amounts and purposes of Permitted Operating Expenses paid by or on behalf of Borrower with respect to the Property and Improvements for the previous calendar month.

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(ii.)	Each month, Borrower shall first apply all Gross Revenues from the Property and Improvements only to the payment of Permitted Operating Expenses and the debt service on the Loan. To the extent Gross Revenues exceed the sum of Permitted Operating Expenses and the debt service on the Loan, all of such excess Gross Revenues shall be paid to Administrative Agent and Administrative Agent shall apply such excess Gross Revenues against the outstanding principal amount owing in connection with the Loan and such principal balance reduction shall reduce Administrative Agent’s commitment by a like amount.

(iii.)	In no event shall any Gross Revenues be distributed or paid out to any partner, venturer, member, affiliate or equity investor of Borrower except to the extent that the distribution or payment of Gross Revenues to a partner, venturer, member, affiliate or equity investor of Borrower qualifies as a Permitted Operating Expense.”

4.10	Section 11.1(o) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Specified Covenants. Failure to comply with any of the covenants set forth in any of Sections 9.17 and/or 9.18.”

5.	FORMATION AND ORGANIZATIONAL DOCUMENTS. Borrower has previously delivered to Administrative Agent all of the relevant formation and organizational documents of Borrower, of the partners or joint venturers of Borrower (if any), and of all guarantors of the Loan (if any), and all such formation documents remain in full force and effect and have not been amended or modified since they were delivered to Administrative Agent. Borrower hereby certifies that: (i) the above documents are all of the relevant formation and organizational documents of Borrower; (ii) they remain in full force and effect; and (iii) they have not been amended or modified since they were previously delivered to Administrative Agent.

6.	HAZARDOUS MATERIALS; CCP §726.5; §736. Without in any way limiting any other provision of this Agreement, Borrower expressly reaffirms as of the date hereof, and continuing hereafter: (i) each and every representation and warranty in the Loan Documents (as modified herein) respecting “Hazardous Materials”; and (ii) each and every covenant and indemnity in the Loan Documents (as modified herein) respecting “Hazardous Materials”. In addition, Borrower and Administrative Agent agree that: (i) this Section is intended as Administrative Agent’s written request for information (and Borrower’s response) concerning the environmental condition of the real property security under the terms of California Code of Civil Procedure §726.5; and (ii) each representation and/or covenant in this Agreement or any other Loan Document (together with any indemnity applicable to a breach of any such representation and/or covenant) with respect to the environmental condition of the real property security is intended by Administrative Agent and Borrower to be an “environmental provision” for purposes of California Code of Civil Procedure §736.

7.	WAIVERS. In further consideration of Administrative Agent entering into this Agreement, Borrower waives, with respect to the Loan, any and all rights to which Borrower is or may be entitled pursuant to Section 580a (the so-called “Fair Market Antideficiency Rule”), 580d (the so-called “Private Sale Antideficiency Rule”) and 726 (the so-called “One Form of Action Rule”) of the California Code of Civil Procedure, as amended or recodified from time to time, together with any other antideficiency or similar laws which limit, qualify or reduce Borrower’s obligations under the Loan Documents.

8.	NON-IMPAIRMENT. Except as expressly provided herein, nothing in this Agreement shall alter or affect any provision, condition, or covenant contained in the Note or other Loan Document or affect or impair any rights, powers, or remedies of Administrative Agent, it being the intent of the parties hereto that the provisions of the Note and other Loan Documents shall continue in full force and effect except as expressly modified hereby.

9.

MISCELLANEOUS. This Agreement and the other Loan Documents shall be governed by and interpreted in accordance with the laws of the State of California, except if preempted by federal law. In any action brought or arising out of this Agreement or the Loan Documents, Borrower, and the general partners and joint venturers of Borrower, hereby consent to the jurisdiction of any federal or state court having proper venue within the State of California and also consent to the service of process by any means authorized by California or federal law. The headings used in this Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Agreement. All capitalized terms used herein, which are not defined herein, shall have the

Loan No. 105706

meanings given to them in the other Loan Documents. Time is of the essence of each term of the Loan Documents, including this Agreement. If any provision of this Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Agreement and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof.

10.	INTEGRATION; INTERPRETATION. The Loan Documents, including this Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Administrative Agent in writing. Notwithstanding anything set forth herein, Borrower and Lenders acknowledge and agree that each has participated in the negotiation and drafting of this document, and that this Agreement and all the Loan Documents shall not be interpreted or construed against or in favor of any party by virtue of the identity, interest or affiliation of its preparer

11.	EXECUTION IN COUNTERPARTS. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

12.	GENERAL RELEASE. In consideration of the benefits provided to Borrower under the terms and provisions hereof, Borrower hereby agrees as follows (“General Release”):

12.1	Borrower, for itself and on behalf of its respective successors and assigns, does hereby release, acquit and forever discharge Administrative Agent and the Lenders, all of Administrative Agent’s and the Lenders’ predecessors in interest, and all of Administrative Agent’s and the Lenders’ past and present officers, directors, attorneys, affiliates, employees and agents, of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or of any relationship, acts, omissions, misfeasance, malfeasance, causes of action, defenses, offsets, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length (each, a “Released Claim” and collectively, the “Released Claims”), that Borrower now has or may acquire as of the later of: (i) the date this Agreement becomes effective through the satisfaction (or waiver by all of Administrative Agent and the Lenders) of all conditions hereto; or (ii) the date that Borrower has executed and delivered this Agreement to Administrative Agent (hereafter, the “Release Date”), including without limitation, those Released Claims in any way arising out of, connected with or related to any and all prior credit accommodations, if any, provided by Administrative Agent or the Lenders, or any of Administrative Agent’s or the Lenders’ predecessors in interest, to Borrower, and any agreements, notes or documents of any kind related thereto or the transactions contemplated thereby or hereby, or any other agreement or document referred to herein or therein.

12.2	Borrower hereby acknowledges, represents and warrants to each of Administrative Agent and the Lenders as follows:

(i)	Borrower understands the meaning and effect of Section 1542 of the California Civil Code which provides:

“Section 1542. GENERAL RELEASE; EXTENT. A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

Loan No. 105706

(ii)	With regard to Section 1542 of the California Civil Code, Borrower agrees to assume the risk of any and all unknown, unanticipated or misunderstood defenses and Released Claims which are released by the provisions of this General Release in favor of each of Administrative Agent and the Lenders, and Borrower hereby waives and releases all rights and benefits which it might otherwise have under Section 1542 of the California Civil Code with regard to the release of such unknown, unanticipated or misunderstood defenses and Released Claims.

12.3	Each person signing below on behalf of Borrower acknowledges that he or she has read each of the provisions of this General Release. Each such person fully understands that this General Release has important legal consequences, and each such person realizes that they are releasing any and all Released Claims that Borrower may have as of the Release Date. Borrower hereby acknowledges that it has had an opportunity to obtain a lawyer’s advice concerning the legal consequences of each of the provisions of this General Release.

12.4	Borrower hereby specifically acknowledges and agrees that: (i) none of the provisions of this General Release shall be construed as or constitute an admission of any liability on the part of any of Administrative Agent or the Lenders; (ii) the provisions of this General Release shall constitute an absolute bar to any Released Claim of any kind, whether any such Released Claim is based on contract, tort, warranty, mistake or any other theory, whether legal, statutory or equitable; and (iii) any attempt to assert a Released Claim barred by the provisions of this General Release shall subject Borrower to the provisions of applicable law setting forth the remedies for the bringing of groundless, frivolous or baseless claims or causes of action.

[signature page follows]

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IN WITNESS WHEREOF, Borrower, Administrative Agent and Lender have caused this Agreement to be duly executed as of the date first above written.

“ADMINISTRATIVE AGENT AND LENDER”

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Brian Moe
Name:	Brian Moe
Its:	Assistant Vice President

“BORROWER”

SUNRISE MONTEREY SENIOR LIVING, LP, a Delaware limited partnership

By:	SUNRISE SENIOR LIVING INVESTMENTS, INC., a Virginia corporation, its General Partner

	By:	/s/ Edward W. Burnett
	Name:	Edward W. Burnett
	Its:	Vice President

Signature Page for Second Modification Agreement (Secured Loan)

Loan No. 105706

GUARANTOR’S CONSENT AND GENERAL RELEASE

The undersigned (“Guarantor”) consents to the foregoing Second Modification Agreement and the transactions contemplated thereby and reaffirms its obligations under a Completion Guaranty dated April 10, 2008 (as the same has been amended or modified to date and may be further amended or modified from time to time, the “Guaranty”), and its waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations. Guarantor further reaffirms that its obligations under the Guaranty are separate and distinct from Borrower’s obligations. Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Modification Agreement.

Guarantor understands that the Administrative Agent’s exercise of a non-judicial foreclosure sale under the subject Deed of Trust will, by virtue of California Code of Civil Procedure Section 580d, result in the destruction of any subrogation, reimbursement or contribution rights which Guarantor may have against the Borrower. Guarantor further understands that such exercise by Administrative Agent and the consequent destruction of subrogation, reimbursement or contribution rights would constitute a defense to the enforcement of the Guaranty by Administrative Agent. With this explicit understanding, Guarantor nevertheless specifically waives any and all rights and defenses arising out of an election of remedies by Administrative Agent, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise. Guarantor further specifically waives any and all rights and defenses that Guarantor may have because Borrower’s debt is secured by real property; this means, among other things, that: (1) Administrative Agent may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; (2) if Administrative Agent forecloses on any real property collateral pledged by Borrower, then (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Administrative Agent may collect from Guarantor even if Administrative Agent, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower’s debt is secured by real property. These rights and defenses being waived by Guarantor include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure. This understanding and waiver is made in addition to and not in limitation of any of the existing terms and conditions of the Guaranty.

In consideration of the benefits provided to Borrower and Guarantor under the terms and provisions hereof, Guarantor hereby agrees as follows (“General Release”):

(a)	Guarantor, for itself and on behalf of its successors and assigns, does hereby release, acquit and forever discharge Administrative Agent and the Lenders, all of Administrative Agent’s and the Lenders’ predecessors in interest, and all of Administrative Agent’s and the Lenders’ past and present officers, directors, attorneys, affiliates, employees and agents, of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or of any relationship, acts, omissions, misfeasance, malfeasance, causes of action, defenses, offsets, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length (each, a “Released Claim” and collectively, the “Released Claims”), that Guarantor now has or may acquire as of the later of: (i) the date this Agreement becomes effective through the satisfaction (or waiver by all of Administrative Agent and the Lenders) of all conditions hereto; or (ii) the date that Borrower and each guarantor hereunder have executed and delivered this Agreement to Administrative Agent (hereafter, the “Release Date”), including without limitation, those Released Claims in any way arising out of, connected with or related to any and all prior credit accommodations, if any, provided by Administrative Agent or the Lenders, or any of Administrative Agent’s or the Lenders’ predecessors in interest, to Borrower or Guarantor, and any agreements, notes or documents of any kind related thereto or the transactions contemplated thereby or hereby, or any other agreement or document referred to herein or therein.

(b)	Guarantor hereby acknowledges, represents and warrants to each of Administrative Agent and the Lenders as follows:

(i)	Guarantor understands the meaning and effect of Section 1542 of the California Civil Code which provides:

“Section 1542. GENERAL RELEASE; EXTENT. A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

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(ii)	With regard to Section 1542 of the California Civil Code, Guarantor agrees to assume the risk of any and all unknown, unanticipated or misunderstood defenses and Released Claims which are released by the provisions of this General Release in favor of each of Administrative Agent and the Lenders, and Guarantor hereby waives and releases all rights and benefits which it might otherwise have under Section 1542 of the California Civil Code with regard to the release of such unknown, unanticipated or misunderstood defenses and Released Claims.

(c)	Each person signing below on behalf of Guarantor acknowledges that he or she has read each of the provisions of this General Release. Each such person fully understands that this General Release has important legal consequences, and each such person realizes that they are releasing any and all Released Claims that Guarantor may have as of the Release Date. Guarantor hereby acknowledges that it has had an opportunity to obtain a lawyer’s advice concerning the legal consequences of each of the provisions of this General Release.

(d)	Guarantor hereby specifically acknowledges and agrees that: (i) none of the provisions of this General Release shall be construed as or constitute an admission of any liability on the part of any of Administrative Agent and the Lenders; (ii) the provisions of this General Release shall constitute an absolute bar to any Released Claim of any kind, whether any such Released Claim is based on contract, tort, warranty, mistake or any other theory, whether legal, statutory or equitable; and (iii) any attempt to assert a Released Claim barred by the provisions of this General Release shall subject Guarantor to the provisions of applicable law setting forth the remedies for the bringing of groundless, frivolous or baseless claims or causes of action.

Dated as of: August 31, 2010

“GUARANTOR”	SUNRISE SENIOR LIVING, INC.,
a Delaware corporation

	By:	/s/ Julie Pangelinan
	Name:	Julie A. Pangelinan
	Its:	Chief Financial Officer

Signature Page for Second Modification Agreement (Secured Loan) – Guarantor’s Consent (Sunrise Senior Living, Inc.)

Loan No. 105706

GUARANTOR’S CONSENT AND GENERAL RELEASE

Each of the undersigned (collectively “Guarantor”) consents to the foregoing Second Modification Agreement and the transactions contemplated thereby and reaffirms its obligations under a Secured Repayment and Performance Guaranty dated February 10, 2010 (as the same has been amended or modified to date and may be further amended or modified from time to time, the “Guaranty”), and its waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations. Guarantor further reaffirms that its obligations under the Guaranty are separate and distinct from Borrower’s obligations. Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Modification Agreement.

Guarantor understands that the Administrative Agent’s exercise of a non-judicial foreclosure sale under the subject Deed of Trust will, by virtue of California Code of Civil Procedure Section 580d, result in the destruction of any subrogation, reimbursement or contribution rights which Guarantor may have against the Borrower. Guarantor further understands that such exercise by Administrative Agent and the consequent destruction of subrogation, reimbursement or contribution rights would constitute a defense to the enforcement of the Guaranty by Administrative Agent. With this explicit understanding, Guarantor nevertheless specifically waives any and all rights and defenses arising out of an election of remedies by Administrative Agent, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise. Guarantor further specifically waives any and all rights and defenses that Guarantor may have because Borrower’s debt is secured by real property; this means, among other things, that: (1) Administrative Agent may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; (2) if Administrative Agent forecloses on any real property collateral pledged by Borrower, then (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Administrative Agent may collect from Guarantor even if Administrative Agent, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower’s debt is secured by real property. These rights and defenses being waived by Guarantor include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure. This understanding and waiver is made in addition to and not in limitation of any of the existing terms and conditions of the Guaranty.

In consideration of the benefits provided to Borrower and Guarantor under the terms and provisions hereof, Guarantor hereby agrees as follows (“General Release”):

(a)	Guarantor, for itself and on behalf of its successors and assigns, does hereby release, acquit and forever discharge Administrative Agent and the Lenders, all of Administrative Agent’s and the Lenders’ predecessors in interest, and all of Administrative Agent’s and the Lenders’ past and present officers, directors, attorneys, affiliates, employees and agents, of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or of any relationship, acts, omissions, misfeasance, malfeasance, causes of action, defenses, offsets, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length (each, a “Released Claim” and collectively, the “Released Claims”), that Guarantor now has or may acquire as of the later of: (i) the date this Agreement becomes effective through the satisfaction (or waiver by all of Administrative Agent and the Lenders) of all conditions hereto; or (ii) the date that Borrower and each guarantor hereunder have executed and delivered this Agreement to Administrative Agent (hereafter, the “Release Date”), including without limitation, those Released Claims in any way arising out of, connected with or related to any and all prior credit accommodations, if any, provided by Administrative Agent or the Lenders, or any of Administrative Agent’s or the Lenders’ predecessors in interest, to Borrower or Guarantor, and any agreements, notes or documents of any kind related thereto or the transactions contemplated thereby or hereby, or any other agreement or document referred to herein or therein.

(b)	Guarantor hereby acknowledges, represents and warrants to each of Administrative Agent and the Lenders as follows:

(i)	Guarantor understands the meaning and effect of Section 1542 of the California Civil Code which provides:

“Section 1542. GENERAL RELEASE; EXTENT. A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

Loan No. 105706

(ii)	With regard to Section 1542 of the California Civil Code, Guarantor agrees to assume the risk of any and all unknown, unanticipated or misunderstood defenses and Released Claims which are released by the provisions of this General Release in favor of each of Administrative Agent and the Lenders, and Guarantor hereby waives and releases all rights and benefits which it might otherwise have under Section 1542 of the California Civil Code with regard to the release of such unknown, unanticipated or misunderstood defenses and Released Claims.

(c)	Each person signing below on behalf of Guarantor acknowledges that he or she has read each of the provisions of this General Release. Each such person fully understands that this General Release has important legal consequences, and each such person realizes that they are releasing any and all Released Claims that Guarantor may have as of the Release Date. Guarantor hereby acknowledges that it has had an opportunity to obtain a lawyer’s advice concerning the legal consequences of each of the provisions of this General Release.

(d)	Guarantor hereby specifically acknowledges and agrees that: (i) none of the provisions of this General Release shall be construed as or constitute an admission of any liability on the part of any of Administrative Agent and the Lenders; (ii) the provisions of this General Release shall constitute an absolute bar to any Released Claim of any kind, whether any such Released Claim is based on contract, tort, warranty, mistake or any other theory, whether legal, statutory or equitable; and (iii) any attempt to assert a Released Claim barred by the provisions of this General Release shall subject Guarantor to the provisions of applicable law setting forth the remedies for the bringing of groundless, frivolous or baseless claims or causes of action.

[signature page follows]

Loan No. 105706

Dated as of: August 31, 2010

“GUARANTOR”	SUNRISE PASADENA CA SENIOR LIVING, LLC, a California limited liability company

	By:	SUNRISE SENIOR LIVING INVESTMENTS, INC., a Virginia corporation, its Sole Member

		By:	/s/ Edward W. Burnett
		Name:	Edward W. Burnett
		Its:	Vice President

SUNRISE PLEASANTON CA SENIOR LIVING, LP, a Delaware limited partnership

	By:	SUNRISE PLEASANTON GP, LLC, a Delaware limited liability company, its General Partner

		By:	SUNRISE SENIOR LIVING INVESTMENTS, INC., a Virginia corporation, its Sole Member

			By:	/s/ Edward W. Burnett
			Name:	Edward W. Burnett
			Its:	Vice President

Signature Page for Second Modification Agreement (Secured Loan) – Guarantor’s Consent

(Pasadena/Pleasanton Borrower)

Loan No. 105706

HAZARDOUS INDEMNITOR’S CONSENT AND GENERAL RELEASE

The undersigned (“Guarantor”) consents to the foregoing Second Modification Agreement and the transactions contemplated thereby and reaffirms its obligations under the Hazardous Materials Indemnity Agreement (Unsecured), dated April 10, 2008 (as the same has been amended or modified to date and may be further amended or modified from time to time, the “Guaranty”), and its waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations. Guarantor further reaffirms that its obligations under the Guaranty are separate and distinct from Borrower’s obligations. Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Modification Agreement.

Guarantor understands that the Administrative Agent’s exercise of a non-judicial foreclosure sale under the subject Deed of Trust will, by virtue of California Code of Civil Procedure Section 580d, result in the destruction of any subrogation, reimbursement or contribution rights which Guarantor may have against the Borrower. Guarantor further understands that such exercise by Administrative Agent and the consequent destruction of subrogation, reimbursement or contribution rights would constitute a defense to the enforcement of the Guaranty by Administrative Agent. With this explicit understanding, Guarantor nevertheless specifically waives any and all rights and defenses arising out of an election of remedies by Administrative Agent, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise. Guarantor further specifically waives any and all rights and defenses that Guarantor may have because Borrower’s debt is secured by real property; this means, among other things, that: (1) Administrative Agent may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; (2) if Administrative Agent forecloses on any real property collateral pledged by Borrower, then (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Administrative Agent may collect from Guarantor even if Administrative Agent, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower’s debt is secured by real property. These rights and defenses being waived by Guarantor include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure. This understanding and waiver is made in addition to and not in limitation of any of the existing terms and conditions of the Guaranty.

In consideration of the benefits provided to Borrower and Guarantor under the terms and provisions hereof, Guarantor hereby agrees as follows (“General Release”):

(a)	Guarantor, for itself and on behalf of its successors and assigns, does hereby release, acquit and forever discharge Administrative Agent and the Lenders, all of Administrative Agent’s and the Lenders’ predecessors in interest, and all of Administrative Agent’s and the Lenders’ past and present officers, directors, attorneys, affiliates, employees and agents, of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or of any relationship, acts, omissions, misfeasance, malfeasance, causes of action, defenses, offsets, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length (each, a “Released Claim” and collectively, the “Released Claims”), that Guarantor now has or may acquire as of the later of: (i) the date this Agreement becomes effective through the satisfaction (or waiver by all of Administrative Agent and the Lenders) of all conditions hereto; or (ii) the date that Borrower and each guarantor hereunder have executed and delivered this Agreement to Administrative Agent (hereafter, the “Release Date”), including without limitation, those Released Claims in any way arising out of, connected with or related to any and all prior credit accommodations, if any, provided by Administrative Agent or the Lenders, or any of Administrative Agent’s or the Lenders’ predecessors in interest, to Borrower or Guarantor, and any agreements, notes or documents of any kind related thereto or the transactions contemplated thereby or hereby, or any other agreement or document referred to herein or therein.

(b)	Guarantor hereby acknowledges, represents and warrants to each of Administrative Agent and the Lenders as follows:

(i)	Guarantor understands the meaning and effect of Section 1542 of the California Civil Code which provides:

“Section 1542. GENERAL RELEASE; EXTENT. A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

Loan No. 105706

(ii)	With regard to Section 1542 of the California Civil Code, Guarantor agrees to assume the risk of any and all unknown, unanticipated or misunderstood defenses and Released Claims which are released by the provisions of this General Release in favor of each of Administrative Agent and the Lenders, and Guarantor hereby waives and releases all rights and benefits which it might otherwise have under Section 1542 of the California Civil Code with regard to the release of such unknown, unanticipated or misunderstood defenses and Released Claims.

(c)	Each person signing below on behalf of Guarantor acknowledges that he or she has read each of the provisions of this General Release. Each such person fully understands that this General Release has important legal consequences, and each such person realizes that they are releasing any and all Released Claims that Guarantor may have as of the Release Date. Guarantor hereby acknowledges that it has had an opportunity to obtain a lawyer’s advice concerning the legal consequences of each of the provisions of this General Release.

(d)	Guarantor hereby specifically acknowledges and agrees that: (i) none of the provisions of this General Release shall be construed as or constitute an admission of any liability on the part of any of Administrative Agent and the Lenders; (ii) the provisions of this General Release shall constitute an absolute bar to any Released Claim of any kind, whether any such Released Claim is based on contract, tort, warranty, mistake or any other theory, whether legal, statutory or equitable; and (iii) any attempt to assert a Released Claim barred by the provisions of this General Release shall subject Guarantor to the provisions of applicable law setting forth the remedies for the bringing of groundless, frivolous or baseless claims or causes of action.

Dated as of: August 31, 2010

“GUARANTOR”	SUNRISE SENIOR LIVING INVESTMENTS, INC.,
a Virginia corporation

	By:	/s/ Edward W. Burnett
	Name:	Edward W. Burnett
	Its:	Vice President

Signature Page for Second Modification Agreement (Secured Loan) – Guarantor’s Consent

(Sunrise Senior Living Investments, Inc.)

EXHIBIT A

Loan No. 105706

FORM OF SECOND AMENDED AND RESTATED

PROMISSORY NOTE SECURED BY DEED OF TRUST

$21,021,204.67	Date: August 31, 2010

THIS SECOND AMENDED AND RESTATED PROMISSORY NOTE SECURED BY DEED OF TRUST, dated as of August 31, 2010 (this “Note”), is made by SUNRISE MONTEREY SENIOR LIVING, LP, a Delaware limited partnership (“Borrower”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”).

WHEREAS, Wells Fargo has previously made a loan in the original principal sum of THIRTY-SEVEN MILLION EIGHT HUNDRED TWENTY-ONE THOUSAND AND NO/100THS DOLLARS ($37,821,000.00) (the “Loan”) to Borrower;

WHEREAS, the Loan is evidenced by a certain Amended and Restated Promissory Note Secured by Deed of Trust dated as of February 10, 2010, given by Borrower to Wells Fargo (the “Original Note”);

WHEREAS, at the request of Borrower, Wells Fargo, as Administrative Agent, each of the Lenders from time to time, as set forth in the Loan Agreement (defined below), and Borrower entered into that certain Second Modification Agreement dated as of the date hereof (the “Modification Agreement”) whereby, among other things, Lenders have agreed to extend the Maturity Date of the Loan, and, as a consequence both of a pay down of loan principal by Borrower and a mutual agreement to reduce Lender’s commitment to lend by the amount of the previously undisbursed portions of the original Loan, each as set forth in the Modification Agreement, Lenders and Borrower have agreed that the maximum amount of Lenders’ commitment to lend under the Loan Agreement (defined below) shall be reduced to TWENTY-ONE MILLION TWENTY-ONE THOUSAND TWO HUNDRED FOUR AND  67/100THS DOLLARS ($21,021,204.67);

WHEREAS, Wells Fargo is willing to enter into the Modification Agreement subject to, among other things, Borrower’s execution and delivery of this Note;

NOW, THEREFORE, by Borrower’s execution and delivery, and Wells Fargo’s acceptance of delivery from Borrower, of this Note, this Note is deemed to amend and restate the Original Note in its entirety and the Original Note is hereby amended and restated in its entirety so that the terms, covenants, agreements, rights, obligations and conditions contained in this Note shall supersede and control the terms, covenants, agreements, rights, obligations and conditions of the Original Note, as follows:

FOR VALUE RECEIVED, BORROWER HEREBY PROMISES TO PAY to the order of WELLS FARGO the principal sum of TWENTY-ONE MILLION TWENTY-ONE THOUSAND TWO HUNDRED FOUR AND 67/100THS DOLLARS ($21,021,204.67), or if less, the aggregate unpaid principal amount of all disbursements disbursed by Wells Fargo pursuant to the requirements set forth in that certain Building Loan Agreement dated as of April 10, 2008 (as the same may be amended, modified, supplemented or restated from time to time, the “Loan Agreement”), among Borrower, Wells Fargo, as Administrative Agent for the Lenders, and certain other Lenders from time to time named therein or made parties thereto, together with interest on the unpaid principal balance hereof at the rate (or rates) determined in accordance with Section 2.6 of the Loan Agreement from the date such principal is advanced until it is paid in full.

This Note is one of the Notes referred to in and governed by the Loan Agreement, which Loan Agreement, among other things, contains provisions for the acceleration of the maturity hereof and for the payment of certain additional sums to Wells Fargo upon the happening of certain stated events. Capitalized terms used in this Note without definition have the same meanings as in the Loan Agreement.

The principal amount of this Note, unless accelerated in accordance with Loan Agreement as described below, if not sooner paid, will be due and payable, together with all accrued and unpaid interest and other amounts due and unpaid under the Loan Agreement, on the Maturity Date.

EXHIBIT A

Loan No. 105706

This Note is secured by, among other things, the Construction Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing (as the same may be amended, modified, supplemented or restated from time to time, the “Deed of Trust”) dated as of April 10, 2008, executed by Borrower, as Trustor, to AMERICAN SECURITIES COMPANY, a California corporation, as trustee, for the benefit of Wells Fargo, as Administrative Agent, for the benefit of Lenders, as Beneficiary.

Interest on the Loans is payable in arrears on the first Business Day of each month during the term of the Loan Agreement, commencing with the first Business Day of the first calendar month to begin after the date of this Note. Interest will be computed on the basis of the actual number of days elapsed in the period during which interest accrues and a year of three hundred sixty (360) days. The Loan Agreement provides for the payment by Borrower of various other actual charges and fees, in addition to the interest charges described in the Loan Agreement, as set forth more fully in the Loan Agreement.

All payments of any amount becoming due under this Note shall be made in the manner provided in the Loan Agreement, in Dollars.

Upon and after the occurrence of a Default, unless such Default is waived as provided in the Loan Agreement, this Note may, at the option of Requisite Lenders and without further demand, notice or legal process of any kind, be declared by Administrative Agent, and in such case immediately shall become, due and payable. Upon and after the occurrence of certain Defaults, this Note shall, without any action by Wells Fargo or any other Lender, and without demand, notice or legal process of any kind, automatically and immediately become due and payable.

Demand, presentment, protest and notice of nonpayment and protest, notice of intention to accelerate maturity, notice of acceleration of maturity and notice of dishonor are hereby waived by Borrower. Subject to the terms of the Loan Agreement, Wells Fargo may extend the time of payment of this Note, postpone the enforcement hereof, grant any indulgences, release any party primarily or secondarily liable hereon or agree to any subordination of Borrower’s obligations hereunder without affecting or diminishing Wells Fargo’s right of recourse against Borrower, which right is hereby expressly reserved.

This Note has been delivered and accepted in McLean, Virginia. This Note shall be interpreted in accordance with, and the rights and liabilities of the parties hereto shall be determined and governed by, the laws of the State of California.

All notices or other communications required or permitted to be given pursuant to this Note shall be given to the Borrower or Wells Fargo at the address and in the manner provided for in the Loan Agreement.

In no contingency or event whatsoever shall interest charged in respect of the Loan evidenced hereby, however such interest may be characterized or computed, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If such a court determines that Wells Fargo has received interest hereunder in excess of the highest rate applicable hereto, Wells Fargo shall, at Wells Fargo’s election, either (a) promptly refund such excess interest to Borrower or (b) credit such excess to the principal balance hereof. This provision shall control over every other provision of all agreements between Borrower and Wells Fargo.

Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

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EXHIBIT A

Loan No. 105706

IN WITNESS WHEREOF, Borrower has executed this Note as of the date appearing on the first page of this Note.

“BORROWER”

SUNRISE MONTEREY SENIOR LIVING, LP, a Delaware limited partnership

By:	SUNRISE SENIOR LIVING INVESTMENTS, INC., a Virginia corporation, its general partner

By:
Name:
Its: